FIRST AMENDMENT TO OPTION AGREEMENT

THIS FIRST AMENDMENT TO OPTION AGREEMENT ("First Amendment") is made and entered into as of September 1, 2012 by and between SIERRA PACIFIC INDUSTRIES, a California corporation ("Lessor"), and LAIDLAW SUSANVILLE BIOPOWER, LLC (formerly known as Henri Susanville, LLC), a California limited liability company ("Lessee"). Unless otherwise defined herein, all capitalized terms used in this Second Amendment shall have the definitions ascribed to them in the Lease (as defined below).

RECITALS:

WHEREAS, Lessor and Renegy Susanville, LLC ("Renegy"), entered into that certain Option Agreement dated January 31, 2008 (the "Agreement"), pursuant to which Renegy optioned the ground (the "Premises") on which is located a biomass power plant (the "Plant") for the purpose of operating such Plant, all as more particularly described in the Agreement;

WHEREAS, Renegy sold the Plant to Lessee and assigned, with Lessor's consent, the Agreement to Lessee; and

WHEREAS Lessor and Lessee desire to amend the Agreement to extend the Term of the Agreement by two (2) years and reduce the size of the Premises.

TERMS OF AMENDMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.          Extension of Term. Lessor and Lessee agree that the Term is hereby extended by two (2) years, with the Agreement now expiring on January 30, 2015.

2.          Premises Reduction. The Premises originally described in the Lease as Exhibit A shall be deleted and replaced with the new Exhibit A attached to this second amendment. The Premises shall be reduced from forty (40) acres in the original Lease to twenty (20) acres by this amendment.

3.          Effect of First Amendment. Except as otherwise amended herein, Lessor and Lessee agree that the Agreement is hereby affirmed and continues in full force and effect. All references to the "Agreement" shall be deemed to be references to the Option Agreement as amended by this First Amendment.

IN WITNESS WHEREOF, each party has caused this Second Amendment to Lease to be executed by its duly authorized representative as of the date first written above.

LESSOR:	LESSEE:

SIERRA PACIFIC INDUSTRIES,	LAIDLAW SUSANVILLE BIOPOWER,
a California corporation	LLC a California limited liability company

By:
Name:	M D Emmerson	Name:	Michael Bartoszek
Its:	Chief Financial Officer	Its:	President

EXHIBIT A
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